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         SUPPLEMENT DATED SEPTEMBER 20, 2007 TO THE PROSPECTUS AND THE
                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 27, 2007
                            VAN KAMPEN EXCHANGE FUND

The Prospectus is hereby supplemented as follows:

     The fourth paragraph in the section entitled "ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE." is hereby deleted in its entirety and replaced with the following:

        The Fund is managed by Thomas Moore, a Vice President of the Adviser. Mr. Moore has been associated with the Adviser in an investment capacity since 1999 and began managing the Fund in September 2007. Mr. Moore is responsible for the day-to-day management of the Registrant's portfolio.

The Statement of Additional Information is hereby supplemented as follows:

     The first paragraph of the section entitled "FUND MANAGEMENT--OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS" is hereby deleted in its entirety and replaced with the following:

     As of December 31, 2006, Mr. Moore managed six registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 EXCHSPTSAI 9/07